                                                                    EXHIBIT 99.3

                            NETWORK SOLUTIONS, INC.
                  CONDENSED STATEMENTS OF FINANCIAL POSITION

                                                          DECEMBER 31,     MARCH 31,
                                                             1999            2000
                                                          ------------  --------------
                                                                          (UNAUDITED)
ASSETS
Current assets:
Cash and cash equivalents...............................  $196,589,000  $  876,033,000
Short-term investments..................................   116,342,000      22,425,000
Accounts receivable, net................................    31,916,000      33,816,000
Income taxes receivable.................................    16,193,000              --
Prepaids and other assets...............................     8,809,000      13,256,000
Deferred tax asset......................................   100,997,000     125,397,000
                                                          ------------  --------------
          Total current assets..........................   470,846,000   1,070,927,000
Furniture and equipment, net............................    57,406,000      62,063,000
Long-term investments...................................    62,475,000      75,549,000
Deferred tax asset......................................    28,197,000      41,018,000
Other long-term assets..................................             -       1,270,000
Goodwill and other, net.................................     6,379,000       5,667,000
                                                          ------------  --------------
          Total Assets..................................  $625,303,000  $1,256,494,000
                                                          ============  ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities................  $ 53,204,000  $   50,275,000
Due to SAIC.............................................    30,177,000      11,154,000
Income taxes payable....................................     1,045,000      13,206,000
Deferred revenue, net...................................   255,307,000     334,096,000
                                                          ------------  --------------
          Total current liabilities.....................   339,733,000     408,731,000
Long-term deferred revenue, net.........................   106,332,000     130,587,000
Other long-term liabilities.............................       639,000         555,000
                                                          ------------  --------------
          Total liabilities.............................   446,704,000     539,873,000

Commitments and contingencies                                       --              --

Stockholders' equity:
Preferred stock, $.001 par value, authorized
  10,000,000 shares; none issued
  and outstanding in 1999 and 2000......................            --              --
Common stock, $.001 par value; authorized
  210,000,000 shares; 67,791,734 and 72,388,054
  issued and outstanding in 1999 and 2000...............        68,000          72,000
Additional paid-in capital..............................   117,289,000     645,219,000
Retained earnings.......................................    29,259,000      43,955,000
Accumulated other comprehensive income..................    31,983,000      27,375,000
                                                          ------------  --------------
          Total stockholders' equity....................   178,599,000     716,621,000
                                                          ------------  --------------
          Total Liabilities and Stockholders' Equity....  $625,303,000  $1,256,494,000
                                                          ============  ==============

  The accompanying notes are an integral part of these financial statements.

                            NETWORK SOLUTIONS, INC.
                      CONDENSED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                     THREE MONTHS ENDED
                                                          MARCH 31,
                                                       -------------
                                                     1999           2000
                                                 -----------    -----------
Net revenue...................................   $38,132,000    $98,171,000
Cost of revenue...............................    14,541,000     35,479,000
                                                 -----------    -----------
Gross profit..................................    23,591,000     62,692,000
Research and development expenses.............     2,035,000      4,545,000
Selling, general and administrative expenses..    15,265,000     42,699,000
Interest income...............................    (1,930,000)    (9,351,000)
Other expenses................................        19,000          4,000
                                                 -----------    -----------
Income before income taxes....................     8,202,000     24,795,000
Provision for income taxes....................     3,404,000     10,099,000
                                                 -----------    -----------
Net income....................................   $ 4,798,000    $14,696,000
                                                 ===========    ===========
Earnings per common share:
 Basic........................................   $      0.07    $      0.21
                                                 ===========    ===========

 Diluted......................................   $      0.07    $      0.20
                                                 ===========    ===========

 The accompanying notes are an integral part of these financial statements.

                            NETWORK SOLUTIONS, INC.
            CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                  (UNAUDITED)

                                                                                      ACCUMULATED
                                                                                        OTHER
                                     COMMON STOCK         ADDITIONAL                    COMPRE-        COMPRE-          TOTAL
                               -----------------------     PAID-IN      RETAINED        HENSIVE        HENSIVE      STOCKHOLDERS'
                                  SHARES       AMOUNT      CAPITAL      EARNINGS        INCOME         INCOME          EQUITY
                               -------------  --------  ------------  ------------  --------------  -------------  --------------
Balance, December 31, 1999....  67,792,000     $68,000  $117,289,000   $29,259,000   $31,983,000                    $178,599,000
Issuance of common
 stock pursuant to
 stock plans..................     277,000                 5,483,000     5,483,000
Tax benefit associated
 with stock plans.............                            11,459,000    11,459,000
Issuance of common stock
 pursuant to secondary
 offering.....................   4,319,000       4,000   510,988,000                                                 510,992,000
Net income for the
 period ended March 31,
 2000.........................                                          14,696,000                 $14,696,000        14,696,000
Other comprehensive
 income, net of tax:
Unrealized loss on
 securities...................                                                        (4,608,000)   (4,608,000)       (4,608,000)
                                                                                                   -----------
Comprehensive income..........                                                                     $10,088,000
                                ----------     -------  ------------   -----------   -----------   ===========      ------------
Balance, March 31, 2000         72,388,000     $72,000  $645,219,000   $43,955,000   $27,375,000                    $716,621,000
                                ==========     =======  ============   ===========   ===========                    ============

  The accompanying notes are an integral part of these financial statements.

                            NETWORK SOLUTIONS, INC.
                      CONDENSED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                               THREE MONTHS ENDED
                                                                                    MARCH 31,
                                                                          -----------------------------
                                                                                  1999            2000
                                                                          ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................................  $  4,798,000    $ 14,696,000
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization......................................     1,474,000       4,324,000
     Deferred income taxes..............................................   (25,271,000)    (33,245,000)
     Tax benefit associated with stock plans............................     2,906,000      11,459,000
  Change in operating assets and liabilities:
       Increase in accounts receivable..................................   (13,117,000)     (1,900,000)
       Decrease in income taxes receivable..............................            --      16,193,000
       Increase in prepaids and other assets............................    (1,888,000)     (5,717,000)
       Increase (decrease) in accounts payable and accrued liabilities         843,000      (3,013,000)
       Increase in income taxes payable.................................    23,936,000      12,161,000
       Increase in deferred revenue.....................................    39,168,000     103,044,000
                                                                          ------------    ------------
       Net cash provided by operating activities........................    32,849,000     118,002,000
                                                                          ------------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of furniture and equipment...................................   (16,557,000)     (8,269,000)
  Redemption (purchase) of short-term investments, net..................    (1,821,000)     92,259,000
  Purchase of long-term investments.....................................    (2,000,000)    (20,000,000)
                                                                          ------------    ------------
       Net cash provided by (used in) investing activities..............   (20,378,000)     63,990,000
                                                                          ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net transactions with SAIC............................................      (188,000)    (19,023,000)
  Issuance of common stock pursuant to secondary offering...............            --     510,992,000
  Issuance of common stock pursuant to stock plans......................     1,809,000       5,483,000
                                                                          ------------    ------------
       Net cash provided by financing activities........................     1,621,000     497,452,000
                                                                          ------------    ------------
Net increase in cash and cash equivalents...............................    14,092,000     679,444,000
Cash and cash equivalents, beginning of period..........................    12,862,000     196,589,000
                                                                          ------------    ------------
Cash and cash equivalents, end of period................................  $ 26,954,000    $876,033,000
                                                                          ============    ============

  The accompanying notes are an integral part of these financial statements.

                            NETWORK SOLUTIONS, INC.
                    NOTES TO CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1 -- ORGANIZATION AND BUSINESS

  Network Solutions, Inc. ("Network Solutions") currently acts as the exclusive registry and as a registrar of Internet domain names within the .com,
 .org, .net and .edu top level domains pursuant to agreements with ICANN and the Department of Commerce (for further information, please see "Overview" on page
9 herein). Domain names are used to identify a unique site or presence on the Internet. As registry and a registrar for these top level domains, Network Solutions registers new domain names and is responsible for the maintenance of the master file of domain names through daily updates to the Internet. Network Solutions also provides Internet Technology Services, focusing on architecture, implementation and support services to help large enterprises and Internet service providers improve their operational effectiveness.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INTERIM FINANCIAL STATEMENTS

  The interim financial statements have been prepared by Network Solutions without audit, pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). In the opinion of management, financial statements included in this report reflect all normal recurring adjustments which Network Solutions considers necessary for fair presentation of the results of operations for the interim periods covered and of the financial position of Network Solutions at the date of the interim balance sheet. Certain information and footnote disclosures normally included in the annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, Network Solutions believes that the disclosures are adequate for understanding the information presented. The operating results for interim periods are not necessarily indicative of the operating results for the entire year. These interim financial statements should be read in conjunction with Network Solutions' December 31, 1999 audited financial statements and notes thereto included in Network Solutions' Form 10-K annual report for the year ended December 31, 1999. Prior periods have been reclassified for comparative purposes.

NOTE 3 -- COMMON STOCK

STOCK SPLIT

  On December 21, 1999, Network Solutions' Board of Directors approved a two-for-one stock split of its common stock, to be effected in the form of a 100% stock dividend on shares of common stock outstanding on February 25, 2000. The stock dividend was distributed on March 10, 2000. Share and per share information for all periods presented in the accompanying financial statements have been adjusted to reflect the two-for-one stock split.

SECONDARY STOCK OFFERING

  On February 8, 2000, Network Solutions completed a secondary offering in which a total of 17,779,000 shares of common stock were sold. Of the shares sold, Network Solutions sold 4,319,000 shares, SAIC Venture Capital Corporation sold 13,400,000 shares and other selling stockholders sold 60,000 shares. Total net proceeds to Network Solutions was approximately $511 million. Subsequent to the offering, SAIC Venture Capital Corporation owns approximately 23% of Network Solutions' outstanding common stock.

NOTE 4 -- COMPUTATION OF EARNINGS PER SHARE

  The following is a reconciliation of the numerator and denominator used in the basic and diluted earnings per share computations:

                                        INCOME        SHARES      PER SHARE
                                     (NUMERATOR)   (DENOMINATOR)    AMOUNT
                                     ------------  -------------  ----------

THREE MONTHS ENDED MARCH 31, 1999
Basic..............................  $ 4,798,000     66,242,000   $     0.07
                                     ===========     ==========   ==========
Dilutive securities:
 Outstanding options...............                          --    3,228,000
                                                     ----------   ----------
Diluted............................  $ 4,798,000     69,470,000   $     0.07
                                     ===========     ==========   ==========


THREE MONTHS ENDED MARCH 31, 2000
Basic..............................  $14,696,000     70,440,000   $     0.21
                                     ===========     ==========   ==========
Dilutive securities:
 Outstanding options...............                          --    4,486,000
                                                     ----------   ----------
Diluted............................  $14,696,000     74,926,000   $     0.20
                                     ===========     ==========   ==========

  Common shares issued are weighted for the period the shares were outstanding and incremental shares assumed issued under the treasury stock method for diluted earnings per share are weighted for the period the underlying options were outstanding.

NOTE 5 -- ACCUMULATED OTHER COMPREHENSIVE INCOME BALANCES

The changes in the components of accumulated other comprehensive income, net of income taxes, for the three months ended March 31, 2000 and March 31, 1999 are as follows:

                                             1999                                        2000
                           ----------------------------------------    -----------------------------------------
                           UNREALIZED GAINS     ACCUMULATED OTHER      UNREALIZED LOSSES     ACCUMULATED OTHER
                            ON SECURITIES      COMPREHENSIVE INCOME      ON SECURITIES      COMPREHENSIVE INCOME
                           ----------------    --------------------    -----------------    --------------------
Pre-tax amount.....           $38,547,000          $38,547,000            $(8,583,000)           $45,623,000
Income tax.........            16,189,000           16,189,000             (3,975,000)            18,248,000
                              -----------          -----------            -----------            -----------
Net of tax amount..           $22,358,000          $22,358,000            $(4,608,000)           $27,375,000
                              ===========          ===========            ===========            ===========

NOTE 6 -- PROPOSED ACQUISITION OF NETWORK SOLUTIONS BY VERISIGN, INC.

  On March 7, 2000, VeriSign, Inc., the leading provider of Internet trust services, and Network Solutions announced the signing of a definitive agreement for VeriSign to acquire Network Solutions in an all-stock purchase transaction. Under the agreement, VeriSign will issue 1.075 shares of VeriSign common stock for each share of Network Solutions Common Stock. The transaction has been approved by both companies' Boards of Directors and is subject to approval by VeriSign and Network Solutions shareholders. After the merger, VeriSign stockholders will own approximately 60% of the combined company while Network Solutions shareholders will own approximately 40% of the combined company.

  On May 9, 2000, VeriSign and Network Solutions announced that the companies' Joint Proxy Statement relating to the proposed merger of the two companies had been declared effective by the Securities and Exchange Commission and filed electronically. In addition, VeriSign and Network Solutions also announced that on May 5, 2000, the Department of Justice granted early termination of the waiting periods for the antitrust review of the proposed merger under the Hart-Scott-Rodino Act.

  Proxy materials were mailed to shareholders on May 8, 2000. Both VeriSign and Network Solutions will hold shareholders meetings on June 8, 2000 for shareholders of record on May 3, 2000 to vote on the merger. If shareholder approval is obtained, the merger is expected to close shortly thereafter.

NOTE 7-- COMMITMENTS AND CONTINGENCIES

  On March 15, 2000, a group of eight plaintiffs filed suit against the U.S. Department of Commerce, the National Science Foundation and Network Solutions in the United States District Court for the Northern District of California. The case, entitled William Hoefer et al. v. U.S. Department of Commerce, et al., Civil Action No. 000918-VRW, challenges the lawfulness of the registration fees that we were authorized to charge for domain name registrations from September 1995 to November 1999. The suit purports to be brought on behalf of all domain name registrants who paid registration fees during that period and seeks approximately $1.7 billion in damages. All of the defendants have been served with the complaint, and have filed motions to transfer the suit to the Federal District Court in the District of Columbia. The same attorney who unsuccessfully challenged us in a similar action known as Thomas, et al. v. Network Solutions, et al., filed this new action on behalf of eight former and current domain name registrants. The suit contains eight causes of action against the defendants based on alleged violations of Art. I, Section 8 and the Fifth Amendment of the U.S. Constitution, the Independent Offices Appropriations Act (31 U.S.C. Section
9701), the Administrative Procedure Act, the Sherman Act, and the California Unfair Competition Act, Section 17200. Network Solutions believes that the complaint lacks merit and intends to vigorously defend itself as it did in response to the Thomas case.